UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2009

ASIAN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-27129	91-1922225
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 3 Jinyuan Road Daxing District Industrial Development Zone Beijing, Peoples’ Republic of China	102600
(Address of Principal Executive Offices)	(Zip Code)

+86 10 6021 2222
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 15, 2009, Asian Financial, Inc. (the “Company”) issued a press release announcing the Company’s results for the three months ended March 31, 2009, the Company’s third quarter of fiscal 2009. A copy of the press release issued by the Company on May 15, 2009 is furnished as Exhibit 99.1 with this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Press Release, dated May 15, 2009, issued by Asian Financial, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIAN FINANCIAL, INC.
(REGISTRANT)

Date: May 15, 2009	By:	/s/ Wenhua Guo
Name: Wenhua Guo
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated May 15, 2009, issued by Asian Financial, Inc.